FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2000

Available Amount to Note Holders:                                                            4,146,841.23

Disbursements from Collection Account: Section 3.04(b) of the Servicing Agreement

(i)       Initial Unpaid Amounts inadvertently deposited in Collection Account                         --
(ii)      Indemnity Payments paid inadvertently deposited in Collection Account                        --
(iii)     Aggregate of:
          (a) Unreimbursed Servicer Advances                                                   535,373.28
          (b) Servicer Fees from current and prior Collection Period                            31,001.03
          (c) Servicing Charges inadvertently deposited in Collection Account                          --
(iv)      Current and unpaid Back-up Servicing Fees                                              1,240.04
(v)       Premium Amount due on Payment Date and unpaid Premium Amounts                          7,812.12
          Adjustment to prior month premium amount                                                     --
(vi)      Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees              291.67
(vii)     Reimbursable Trustee Expenses pre 7.07(a)(ii)                                                --
(viii)    Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                      --
          Adjustment to prior month Class A-1 Note Interest                                            --
          Class A-2 Note Interest                                                                      --
          Class A-3 Note Interest                                                              151,992.89
          Class A-4 Note Interest                                                              202,342.75
(ix)      Class B-1 Note Interest                                                                8,351.94
(x)       Letter of Credit Bank Fee and unpaid amounts                                             667.18
(xi)      Class B-2 Note Interest                                                                7,824.25
(xii)     Class A-1 through A-4 Principal Distribution Amount:
          Class A-1 Principal Distribution Amount                                                      --
          Class A-2 Principal Distribution Amount                                                      --
          Class A-3 Principal Distribution Amount                                            2,950,909.41
          Class A-4 Principal Distribution Amount                                                      --
(xiii)    Note Insurer Reimbursement Amount                                                            --
(xiv)     Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal         64,150.20
(xv)      Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal         64,150.20
(xvi)     Letter of Credit Reimbursement Amount                                                        --
(xvii)    Class B-3 Note Interest                                                                8,491.44
(xviii)   Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal         64,150.20
(xix)     Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                --
(xx)      Letter of Credit Additional Reimbursement Amount                                             --
(xxi)     Other Amounts Due Servicer under Servicing Agreement                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JULY 1, 2000

(xxii)    Remaining Amount to Residual Holder                                                          --
          Additional Principal Distribution Amount to Noteholders
          Class A-1 additional Principal Distribution Amount                                           --
          Class A-2 additional Principal Distribution Amount                                           --
          Class A-3 additional Principal Distribution Amount                                    45,148.16
          Class A-4 additional Principal Distribution Amount                                           --
          Class B-1 additional Principal Distribution Amount                                       981.48
          Class B-2 additional Principal Distribution Amount                                       981.48
          Class B-3 additional Principal Distribution Amount                                       981.48


          Reviewed By:



          -------------------------------------------------------
          SANDY B. HO
          EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JULY 1, 2000

                             Initial          Beginning              Base            Additional          Total
                            Principal         Principal             Principal        Principal         Principal
  Class                      Balance           Balance            Distribution      Distribution      Distribution
  ------                    ---------         ---------           -------------     ------------      -------------
 Class A-1                32,998,000.00               --                    --                --                 --
 Class A-2                85,479,000.00               --                    --                --                 --
 Class A-3                51,527,000.00    28,723,065.13          2,950,909.41         45,148.16       2,996,057.57
 Class A-4                38,238,000.00    38,238,000.00                    --                --                 --
                         --------------   --------------          ------------         ---------       ------------
 Total Class A           208,242,000.00    66,961,065.13          2,950,909.41         45,148.16       2,996,057.57

 Class B-1                 4,527,000.00     1,455,675.33             64,150.20            981.48          65,131.69
 Class B-2                 4,527,000.00     1,455,675.33             64,150.20            981.48          65,131.69
 Class B-3                 4,527,000.00     1,455,675.33             64,150.20            981.48          65,131.69
                         --------------   --------------          ------------         ---------       ------------
 Total                   221,823,000.00    71,328,091.12          3,143,360.03         48,092.60       3,191,452.63

ADCPB at end of Collection Period

Excess of ending ADCPB over ending note balance
Floor

Difference


                                                    Ending                Ending
                                                   Principal           Certificate
  Class                                             Balance               Factor
  ------                                           ---------           -----------
 Class A-1                                                   --         0.0000000
 Class A-2                                                   --         0.0000000
 Class A-3                                        25,727,007.56         0.4992918
 Class A-4                                        38,238,000.00         1.0000000
                                                  -------------         ---------
 Total Class A                                    63,965,007.56         0.3071667

 Class B-1                                         1,390,543.65         0.3071667
 Class B-2                                         1,390,543.65         0.3071667
 Class B-3                                         1,390,543.65         0.3071667
                                                  -------------
 Total                                            68,136,638.49

ADCPB at end of Collection Period                 71,194,971.22
                                                  -------------
Excess of ending ADCPB over ending note balance    3,058,332.73
Floor                                              4,527,025.86
                                                  -------------
Difference                                        (1,468,693.13)

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

AVAILABLE FUNDS
      Collection Account balance, as of June 30, 2000                                             2,165,131.32
      Investment earnings on amounts in Collection Account                                           10,321.27
      Payments due Collection Account from last 3 business days of Collection Period                212,746.05
      Additional contribution for terminated trade-ups and rebooked leases                                  --
      Servicer Advance on current Determination Date                                              1,758,642.59
                                                                                                  ------------
      Available Funds on Payment Date                                                             4,146,841.23
INITIAL UNPAID AMOUNTS INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                        --
                                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                                         4,146,841.23
INDEMNITY PAYMENTS PAID INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                       --
                                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                                         4,146,841.23
UNREIMBURSED SERVICER ADVANCES
      Unreimbursed Servicer Advances due                                                            535,373.28
      Unreimbursed Servicer Advances paid                                                           535,373.28
                                                                                                  ------------
      Unreimbursed Servicer Advances remaining unpaid                                                       --
                                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                                         3,611,467.95
SERVICER FEES
      Servicer Fees due                                                                              31,001.03
      Servicer Fees paid                                                                             31,001.03
                                                                                                  ------------
      Servicer Fees remaining unpaid                                                                        --
                                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                                         3,580,466.92
SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                              --
                                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                                         3,580,466.92
BACK-UP SERVICER FEES
      Back-up Servicer Fees due                                                                       1,240.04
      Back-up Servicer Fees paid                                                                      1,240.04
                                                                                                  ------------
      Back-up Servicer Fees remaining unpaid                                                                --
                                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                                         3,579,226.87
PREMIUM AMOUNT
      Premium Amount due                                                                              7,812.12
      Premium Amount paid                                                                             7,812.12
                                                                                                  ------------
      Premium Amount remaining unpaid                                                                       --
                                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                                         3,571,414.75
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
      Indenture Trustee Fee due                                                                         291.67
      Indenture Trustee Fee paid                                                                        291.67
                                                                                                  ------------
      Indenture Trustee Fee remaining unpaid                                                                --
                                                                                                  ------------
REMAINING AVAILABLE FUNDS                                                                         3,571,123.08

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
      Total Indenture Trustee Expenses due                                                         --
      Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                    75,000.00
                                                                                        -------------
      Total Indenture Trustee Expenses paid                                                        --
                                                                                        -------------
      Indenture Trustee Expenses unpaid                                                            --

REMAINING AVAILABLE FUNDS                                                                3,571,123.08
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
      Class A-1 Note Interest                                                                      --
      Class A-2 Note Interest                                                                      --
      Class A-3 Note Interest                                                              151,992.89
      Class A-4 Note Interest                                                              202,342.75
                                                                                        -------------
      Total Class A Interest due                                                           354,335.64
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                3,216,787.44
CLASS B-1 NOTE INTEREST
      Class B-1 Note Interest due                                                            8,351.94
      Class B-1 Note Interest paid                                                           8,351.94
                                                                                        -------------
      Class B-1 Note Interest remaining unpaid                                                     --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                3,208,435.51
LETTER OF CREDIT BANK FEE AND UNPAID AMOUNTS
      Letter of Credit Bank Fee due                                                            667.18
      Letter of Credit Bank Fee paid                                                           667.18
                                                                                        -------------
      Letter of Credit Bank Fee remaining unpaid                                                   --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                3,207,768.32
CLASS B-2 NOTE INTEREST
      Class B-2 Note Interest due                                                            7,824.25
      Class B-2 Note Interest paid                                                           7,824.25
                                                                                        -------------
      Class B-2 Note Interest remaining unpaid                                                     --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                3,199,944.07
CLASS A BASE PRINCIPAL DISTRIBUTION
      Class A Base Principal Distribution Amount due                                     2,950,909.41
      Class A Note Principal Balance as of preceding Payment Date                       66,961,065.13
                                                                                        -------------
      Class A Base Principal Distribution Amount paid                                    2,950,909.41
                                                                                        -------------
      Class A Base Principal Distribution Amount remaining unpaid                                  --

      Class A-1 Note Principal Balance as of preceding Payment Date                                --
      Class A-1 Base Principal Distribution Amount paid                                            --
                                                                                        -------------
      Class A-1 Note Principal Balance after distribution on Payment Date                          --
                                                                                        -------------

      Remaining Class A Base Principal Distribution Amount                               2,950,909.41
                                                                                        -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

      Class A-2 Note Principal Balance as of preceding Payment Date                                --
      Class A-2 Base Principal Distribution Amount paid                                            --
                                                                                        -------------
      Class A-2 Note Principal Balance after distribution on Payment Date                          --

      Remaining Class A Base Principal Distribution Amount                               2,950,909.41
                                                                                        -------------

      Class A-3 Note Principal Balance as of preceding Payment Date                     28,723,065.13
      Class A-3 Base Principal Distribution Amount paid                                  2,950,909.41
                                                                                        -------------
      Class A-3 Note Principal Balance after distribution on Payment Date               25,772,155.71

      Remaining Class A Base Principal Distribution Amount                                         --
                                                                                        -------------

      Class A-4 Note Principal Balance as of preceding Payment Date                     38,238,000.00
      Class A-4 Base Principal Distribution Amount paid                                            --
                                                                                        -------------
      Class A-4 Note Principal Balance after distribution on Payment Date               38,238,000.00

REMAINING AVAILABLE FUNDS                                                                  249,034.65

NOTE INSURER REIMBURSEMENT AMOUNT
      Note Insurer Reimbursement Amount due                                                        --
      Note Insurer Reimbursement Amount paid                                                       --
                                                                                        -------------
      Note Insurer Reimbursement Amount remaining unpaid                                           --
REMAINING AVAILABLE FUNDS                                                                  249,034.65

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
      Class B-1 Note Principal Balance as of preceding Payment Date                      1,455,675.33
      Class B-1 Base Principal Distribution due                                             64,150.20
      Class B-1 Base Principal Distribution paid                                            64,150.20
                                                                                        -------------
      Class B-1 Base Principal Distribution remaining unpaid                                       --
      Class B-1 Note Principal Balance after distribution on Payment Date                1,391,525.13

REMAINING AVAILABLE FUNDS                                                                  184,884.45

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
      Class B-2 Note Principal Balance as of preceding Payment Date                      1,455,675.33
      Class B-2 Base Principal Distribution due                                             64,150.20
      Class B-2 Base Principal Distribution paid                                            64,150.20
                                                                                        -------------
      Class B-2 Base Principal Distribution remaining unpaid                                       --
      Class B-2 Note Principal Balance after distribution on Payment Date                1,391,525.13

REMAINING AVAILABLE FUNDS                                                                  120,734.24

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Letter of Credit Reimbursement Amount due                                                   --
      Letter of Credit Reimbursement Amount paid                                                  --
                                                                                        ------------
      Letter of Credit Reimbursement Amount remaining unpaid                                      --
REMAINING AVAILABLE FUNDS                                                                 120,734.24
CLASS B-3 NOTE INTEREST
      Class B-3 Note Interest due                                                           8,491.44
      Class B-3 Note Interest paid                                                          8,491.44
                                                                                        ------------
      Class B-3 Note Interest remaining unpaid                                                    --
                                                                                        ------------
REMAINING AVAILABLE FUNDS                                                                 112,242.81

CLASS B-3 BASE PRINCIPAL DISTRIBUTION
      Class B-3 Note Principal Balance as of preceding Payment Date                     1,455,675.33
      Class B-3 Base Principal Distribution due                                            64,150.20
      Class B-3 Base Principal Distribution paid                                           64,150.20
                                                                                        ------------
      Class B-3 Base Principal Distribution remaining unpaid                                      --
      Class B-3 Note Principal Balance after distribution on Payment Date               1,391,525.13

REMAINING AVAILABLE FUNDS                                                                  48,092.60
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
      Indenture Trustee Expenses unpaid per above                                                 --
      Remaining Indenture Trustee Expenses paid                                                   --
                                                                                        ------------
      Remaining Indenture Trustee Expenses unpaid                                                 --
REMAINING AVAILABLE FUNDS                                                                  48,092.60

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
      Additional Letter of Credit Reimbursement Amount due                                        --
      Additional Letter of Credit Reimbursement Amount paid                                       --
                                                                                        ------------
      Additional Letter of Credit Reimbursement Amount remaining unpaid                           --
REMAINING AVAILABLE FUNDS                                                                  48,092.60

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement due                                    --
      Other Amounts Due Servicer under Servicing Agreement paid                                   --
                                                                                        ------------
      Other Amounts Due Servicer under Servicing Agreement remaining unpaid                       --
REMAINING AVAILABLE FUNDS                                                                  48,092.60

DIFFERENCE BETWEEN EXCESS OF ADCPB OVER ENDING NOTE BALANCES AND FLOOR                  1,516,785.73

AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

REMAINING AVAILABLE FUNDS TO NOTE HOLDERS                                                   48,092.60

CLASS A ADDITIONAL PRINCIPAL DISTRIBUTION
      Remaining Available Funds to Note Holders                                             48,092.60
      Adjusted Principal Distribution Sharing Ratio                                            93.878%
                                                                                        -------------
      Additional Principal Distribution to Class A                                          45,148.16

      Class A Note Principal Balance after payment above                                64,010,155.71
                                                                                        -------------
      Class A additional Principal Distribution Amount paid                                 45,148.16
                                                                                        -------------
      Excess cash after payment of additional Class A Principal Distribution                       --

      Class A-1 Note Principal Balance after payment above                                         --
      Class A-1 additional Principal Distribution Amount paid                                      --
                                                                                        -------------
      Class A-1 Note Principal Balance after distribution on Payment Date                          --
                                                                                        -------------

      Remaining Class A additional Principal Distribution Amount                            45,148.16
                                                                                        -------------

      Class A-2 Note Principal Balance after payment above                                         --
      Class A-2 additional Principal Distribution Amount paid                                      --
                                                                                        -------------
      Class A-2 Note Principal Balance after distribution on Payment Date                          --

      Remaining Class A additional Principal Distribution Amount                            45,148.16
                                                                                        -------------

      Class A-3 Note Principal Balance after payment above                              25,772,155.71
      Class A-3 additional Principal Distribution Amount paid                               45,148.16
                                                                                        -------------
      Class A-3 Note Principal Balance after distribution on Payment Date               25,727,007.56

      Remaining Class A additional Principal Distribution Amount                                   --
                                                                                        -------------

      Class A-4 Note Principal Balance after payment above                              38,238,000.00
      Class A-4 additional Principal Distribution Amount paid                                      --
                                                                                        -------------
      Class A-4 Note Principal Balance after distribution on Payment Date               38,238,000.00

CLASS B-1 ADDITIONAL PRINCIPAL DISTRIBUTION
      Remaining Available Funds to Note Holders                                             48,092.60
      Adjusted Principal Distribution Sharing Ratio                                             2.041%
                                                                                        -------------
      Additional Principal Distribution to Class B-1                                           981.48

      Class B-1 Note Principal Balance after payment above                               1,391,525.13
      Class B-1 additional Principal Distribution paid                                         981.48
                                                                                        -------------
      Class B-1 Note Principal Balance after distribution on Payment Date                1,390,543.65

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JULY 1, 2000

CLASS B-2 ADDITIONAL PRINCIPAL DISTRIBUTION
      Remaining Available Funds to Note Holders                                             48,092.60
      Adjusted Principal Distribution Sharing Ratio                                             2.041%
                                                                                        -------------
      Additional Principal Distribution to Class B-2                                           981.48

      Class B-2 Note Principal Balance after payment above                               1,391,525.13
      Class B-2 additional Principal Distribution paid                                         981.48
                                                                                        -------------
      Class B-2 Note Principal Balance after distribution on Payment Date                1,390,543.65

CLASS B-3 ADDITIONAL PRINCIPAL DISTRIBUTION
      Remaining Available Funds to Note Holders                                             48,092.60
      Adjusted Principal Distribution Sharing Ratio                                             2.041%
                                                                                        -------------
      Additional Principal Distribution to Class B-3                                           981.48

      Class B-3 Note Principal Balance after payment above                               1,391,525.13
      Class B-3 additional Principal Distribution paid                                         981.48
                                                                                        -------------
      Class B-3 Note Principal Balance after distribution on Payment Date                1,390,543.65

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2000

CALCULATION OF BASE PRINCIPAL AMOUNT
       ADCPB, beginning of Collection Period                                                              74,402,481.45
       ADCPB, end of Collection Period                                                                    71,194,971.22
                                                                                                          -------------
       Base Principal Amount                                                                               3,207,510.23

UNREIMBURSED SERVICING ADVANCES
       Unreimbursed Servicing Advances from previous Collection Period                                     1,470,092.25
       Servicing Advances collected during the current Collection Period                                     934,718.97
                                                                                                           ------------
       Unreimbursed Servicing Advances as of current Determination Date                                      535,373.28


CALCULATION OF INTEREST DUE

                              Beginning                                 Current                                Total
                              Principal                Interest         Interest            Overdue           Interest
  Class                        Balance                   Rate             Due              Interest             Due
---------                   -------------              --------        ----------        ------------        ----------
Class A-1                              --               5.7325%                --                  --                --
Class A-2                              --               6.3500%                --                  --                --
Class A-3                   28,723,065.13               6.3500%        151,992.89                  --        151,992.89
Class A-4                   38,238,000.00               6.3500%        202,342.75                  --        202,342.75
Class B-1                    1,455,675.33               6.8850%          8,351.94                  --          8,351.94
Class B-2                    1,455,675.33               6.4500%          7,824.25                  --          7,824.25
Class B-3                    1,455,675.33               7.0000%          8,491.44                  --          8,491.44
                            -------------                              ----------        ------------        ----------
                            71,328,091.12               6.3762%        379,003.27                  --        379,003.27



CALCULATION OF PRINCIPAL DUE

                                    Base              Base                                  Total
                                  Principal         Principal            Overdue          Principal
  Class                          Amount Pct.         Amount             Principal            Due
---------                        -----------      ------------         ----------        ------------
Class A                              92.0%        2,950,909.41                 --        2,950,909.41
Class B-1                             2.0%           64,150.20                 --           64,150.20
Class B-2                             2.0%           64,150.20                 --           64,150.20
Class B-3                             2.0%           64,150.20                 --           64,150.20
                                                  ------------         ----------        ------------
                                                  3,143,360.03                 --        3,143,360.03


CALCULATION OF SERVICER FEE
       ADCPB as of the prior Calculation Date                                                             74,402,481.45
       Servicer Fee Rate                                                                                          0.500%
       One-twelfth                                                                                                 1/12
                                                                                                          -------------
       Servicer Fee due current period                                                                        31,001.03
       Prior Servicer Fee arrearage                                                                                  --
                                                                                                          -------------
       Servicer Fee due                                                                                       31,001.03

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2000

CALCULATION OF BACK-UP SERVICER FEE
       ADCPB as of the prior Calculation Date                                                     74,402,481.45
       Back-up Servicer Fee Rate                                                                          0.020%
       One-twelfth                                                                                         1/12
                                                                                                  -------------
       Back-up Servicer Fee due Current Period                                                         1,240.04
       less overpayment from prior period                                                                    --
       Prior Back-up Servicer Fee Arrearage                                                                  --
                                                                                                  -------------
       Back-up Servicer Fee due                                                                        1,240.04

CALCULATION OF PREMIUM AMOUNT
       Class A Principal Amount as of the immediately preceding Collection Period                 66,961,065.13
       Premium Rate                                                                                       0.140%
       One-twelfth                                                                                         1/12
                                                                                                  -------------
       Premium Amount due Current Period                                                               7,812.12
       Prior Premium Amount arrearage                                                                        --
                                                                                                  -------------
       Total Premium Amount due                                                                        7,812.12

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
       Indenture Trustee Fee (per Payment Date)                                                          291.67
       Prior Indenture Trustee Fee arrearage                                                                 --
                                                                                                  -------------
       Total Indenture Trustee Fee due                                                                   291.67

CALCULATION OF LETTER OF CREDIT BANK FEE
       Total Facility Face Amount (Class B-2 Note Principal Balance as of Deter. Date)             1,455,675.33
       Letter of Credit Bank Fee Rate                                                                      0.55%
       One-twelfth                                                                                         1/12
                                                                                                  -------------
       Letter of Credit Bank Fee due Current Period                                                      667.18
       Letter of Credit Bank Fee arrearage                                                                   --
                                                                                                  -------------
       Total Letter of Credit Bank Fee arrearage due                                                     667.18

LETTER OF CREDIT REIMBURSEMENT AMOUNT
       Letter of Credit Reimbursement Amount due current period                                              --
       Prior Letter of Credit Reimbursement Amount arrearage                                                 --
                                                                                                  -------------
       Total Letter of Credit Reimbursement Amount due                                                       --

INDENTURE TRUSTEE EXPENSES
       Indenture Trustee Expenses due                                                                        --
       Prior Indenture Trustee Expenses arrearage                                                            --
                                                                                                  -------------
       Total Indenture Trustee Expenses due                                                                  --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JULY 1, 2000

ADDITIONAL LETTER OF CREDIT REIMBURSEMENT AMOUNT
       Additional Letter of Credit Reimbursement Amount due current period                               --
       Prior Additional Letter of Credit Reimbursement Amount arrearage                                  --
                                                                                             --------------
       Total Additional Letter of Credit Reimbursement Amount due                                        --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
       Other Amounts Due Servicer under Servicing Agreement - current period                             --
       Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                            --
                                                                                             --------------
       Total Other Amounts Due Servicer under Servicing Agreement                                        --

FLOOR CALCULATION
       Initial ADCPB                                                                         226,351,292.85
       Floor percent                                                                                   2.00%
                                                                                             --------------
       Floor                                                                                   4,527,025.86

       ADCPB as of end of immediately preceding Collection Period                             71,194,971.22

       Aggregate Note Balances prior to any payment on current Payment Date                   71,328,091.12
       Payments on payment date prior to application of Floor Amount, if any
       Class A                                                                                 2,950,909.41
       Class B-1                                                                                  64,150.20
       Class B-2                                                                                  64,150.20
       Class B-3                                                                                  64,150.20
                                                                                             --------------
       Total Base Principal Amount distributions on current payment date                       3,143,360.03
                                                                                             --------------
       Aggregate Note Balance after payment of Base Principal Amount                          68,184,731.09
                                                                                             --------------
       Excess of ADCPB over Ending Note Balances                                               3,010,240.12

       Difference between excess and floor                                                     1,516,785.73

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1997-1
FIRST SIERRA RECEIVABLES IV, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JULY 1, 2000

RESTRICTING EVENT DETERMINATION:
                                                                                                      Yes/No
                                                                                                      ------
   A) Event of Servicer Termination (Yes/No)                                                            No
   B) Note Insurer has Made a Payment (Yes/No)                                                          No
   C) Gross Charge Off Event has Occurred (Yes/No)                                                      No
   D) Delinquency Trigger Event has Occurred (Yes/No)                                                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                      Yes/No
                                                                                                      ------
   A) Failure to distribute to the Noteholders all or part of any payment of
   Interest required to be made under the terms of such Notes or the Indenture
   when due; and,                                                                                       No

   B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such
   Payment Date to the extent that sufficient Available Funds are on depositing the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2
   Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity Date, the
   Class B-1 Maturity Date, the Class B-2 Maturity Date, or the Class B-3
   Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
   Notes, Class B-1 Notes, Class B- 2 Notes, or Class B-3 Notes, as the case may
   be.                                                                                                  No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                                         Event                                          Yes/No
      ---------     ----------------------------------------------------------------------------      ------
      6.01(i)       Failure to make payment required                                                    No
      6.01(ii)      Failure to submit Monthly Statement                                                 No
      6.01(iii)     Failure to Observe Covenants in Servicing Agreement                                 No
      6.01(iv)      Servicer consents to appointment of custodian, receiver, etc.                       No
      6.01(v)       Servicer files a voluntary petition for bankruptcy                                  No
      6.01(vi)      Order of judgement in excess of $500,000                                            No
      6.01(vii)     Petition under bankruptcy laws against Servicer is not stayed,
                    withdrawn or dismissed within 60 days                                               No
      6.01(viii)    Assignment by Servicer to a delegate its rights under Servicing Agreement           No
      6.01(ix)      Servicer Trigger Event as contained in the Insurance Agreement has occurred.        No